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        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE                                   REVOCABLE PROXY
                                                                                  THE MONEY STORE INC.

                         ANNUAL MEETING OF STOCKHOLDERS                                 C   1.Approval of the Agreement
                                  JUNE 26, 1998                                         O   and Plan of Merger, dated as
                                  COMMON STOCK                                          M   of March 4, 1998 (the
                                                                                        M   "Merger Agreement"), among
  The undersigned hereby appoints Michael Benoff, Morton Dear and Harry Puglisi,        O   TMSI, First Union
or a majority of those present and acting, or if only one is present, then that         N   Corporation, First Union
one, proxies, with full power of substitution, to vote all shares of common                 National Bank and First
stock of The Money Store Inc. ("TMSI") which the undersigned is entitled to vote            Union New Jersey, Inc.
at the Annual Meeting of Stockholders to be held at The Hilton at Short Hills,
41 John F. Kennedy Parkway, Short Hills, New Jersey, on June 26, 1998, at 9:00
a.m., and at any and all adjournments or postponements thereof ("Annual                    [ ] For [ ] Against [ ] Abstain
Meeting"), as follows:


                                                                                           2.Election of Class A Directors of
                                                                                           TMSI (except as marked to the
                                                                                           contrary):


                                                                                           [ ] For [ ] Withhold [ ] For All
                                                                                           Except

                                                                                           ALEXANDER C. SCHWARTZ, JR.,
                                                                                           WILLIAM S. TEMPLETON AND ANTHONY
                                                                                           L. WATSON


                                                                                 INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE
                                                                                 FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX.
                                                                                 TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                                                 INDIVIDUAL NOMINEES, MARK THE "FOR ALL
                                                                                 EXCEPT" BOX AND WRITE SUCH NOMINEES' NAMES
                                                                                 IN THE SPACE PROVIDED BELOW.
                                                                                 -------------------------------------------------

                                                                                     Cumulate Votes

                                                                                           [  ]



                                                                                 YOU MAY CHECK THE BOX TO THE RIGHT TO
                                                                                 INDICATE YOUR DESIRE TO CUMULATE VOTES. IF
                                                                                 YOU CHECK SUCH BOX, PLEASE LIST BELOW THE
                                                                                 NAMES OF THOSE NOMINEES FOR WHOM YOU WISH TO
                                                                                 VOTE, INDICATING OPPOSITE EACH NAME THE
                                                                                 PERCENTAGE OF YOUR TOTAL VOTES TO BE VOTED
                                                                                 FOR THAT PERSON.
                                                                                 --------------------------------------------------





                                                                                 THIS PROXY IS SOLICITED BY THE BOARD OF
                                                                                 DIRECTORS OF TMSI. THE BOARD OF DIRECTORS
                                                                                 RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

                                                                                 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                                 NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY
                                                                                 WILL BE VOTED FOR THE ABOVE PROPOSALS. IF
                                                                                 ANY OTHER MATTERS ARE VOTED ON AT THE ANNUAL
                                                                                 MEETING BY THE HOLDERS OF TMSI COMMON STOCK,
                                                                                 THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS
                                                                                 ON SUCH MATTERS IN THEIR SOLE DISCRETION.
                                      -------------------------------------
Please be sure to sign and date       Date
this Proxy in the space provided      -------------------------------------


Stockholder sign above                    Co-holder (if any) sign above
---------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                 THE MONEY STORE INC.

    By signing the above proxy, the above stockholder acknowledges receipt of the TMSI 1997 Annual Report and the combined
Notice of Annual Meeting of Stockholders and Proxy Statement/Prospectus with respect to the Annual Meeting.
    Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     PLEASE ACT PROMPTLY
                                            SIGN, DATE & MAIL YOUR PROXY CARD TODAY



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        [ X ] PLEASE MARK VOTE AS IN THIS EXAMPLE                                   REVOCABLE PROXY
                                                                                 THE MONEY STORE INC.
                         ANNUAL MEETING OF STOCKHOLDERS                          P   Approval of the Merger (as defined in the
                                  JUNE 26, 1998                                  R   Proxy Statement/Prospectus that accompanied
                                                                                 E   this proxy) in order to receive the
                   $1.72 MANDATORY CONVERTIBLE PREFERRED STOCK                   F   Preferred Exchange Ratio (as defined in the
                                                                                 E   Proxy Statement/Prospectus that accompanied
  The undersigned hereby appoints Michael Benoff, Morton Dear and Harry Puglisi, R   this proxy); provided, however, that if such
or a majority of those present and acting, or if only one is present, then that  R   approval is not obtained and the Merger is
one, proxies, with full power of substitution, to vote all shares of $1.72       E   nonetheless consummated, then each
Mandatory Convertible Preferred Stock ("TMSI Preferred Stock") of The Money      D   outstanding share of TMSI Preferred Stock
Store Inc. ("TMSI") which the undersigned is entitled to vote at the Annual          will instead be converted into the right to
Meeting of Stockholders to be held at The Hilton at Short Hills, 41 John F.          receive one share of FUNC Convertible Class
Kennedy Parkway, Short Hills, New Jersey, on June 26, 1998, at 9:00 a.m., and at     A Preferred Stock (as defined in the Proxy
any and all adjournments or postponements thereof ("Annual Meeting"), as             Statement/Prospectus that accompanied this
follows:                                                                             proxy).

                                                                                     [ ] For [ ] Against [ ] Abstain


                                                                                     THIS PROXY IS SOLICITED BY THE BOARD
                                                                                     OF DIRECTORS OF TMSI. THE BOARD OF
                                                                                     DIRECTORS RECOMMENDS A VOTE "FOR"
                                                                                     THE ABOVE PROPOSAL.

                                                                                     THIS PROXY WILL BE VOTED AS
                                                                                     DIRECTED, BUT IF NO INSTRUCTIONS ARE
                                                                                     SPECIFIED, THIS PROXY WILL BE VOTED
                                                                                     FOR THE ABOVE PROPOSAL. IF ANY OTHER
                                                                                     MATTERS ARE VOTED ON AT THE ANNUAL
                                                                                     MEETING BY THE HOLDERS OF TMSI
                                                                                     PREFERRED STOCK, THIS PROXY WILL BE
                                                                                     VOTED BY THE PROXYHOLDERS ON SUCH
                                                                                     MATTERS IN THEIR SOLE DISCRETION.

                                                                                     By signing this proxy, the
                                                                                     undersigned acknowledges receipt of
                                                                                     the combined Notice of Annual
                                                                                     Meeting of Stockholders and Proxy
                                                                                     Statement/Prospectus with respect to
                                                                                     the Annual Meeting.
                                                                                     ----------------------------------------
                                                                                     Please be sure to sign exactly as name
                                        --------------------------------------       appears on this card. When signing as
Please be sure to sign and date          Date                                        attorney, executor, administrator,
this Proxy in the space provided.                                                    trustee or guardian, please give full
------------------------------------------------------------------------------       title as such. If shares are held
                                                                                     jointly, each holder should sign. If a
                                                                                     corporation, please sign in full
                                                                                     corporate name by President or other
                                                                                     authorized officer. If a partnership,
                                                                                     please sign in partnership name
Stockholder sign above                     Co-holder (if any) sign above             by authorized person.
------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                         DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                     THE MONEY STORE INC.

                                                     PLEASE ACT PROMPTLY
                                            SIGN, DATE & MAIL YOUR PROXY CARD TODAY



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        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE                                  REVOCABLE PROXY
                                                                                 THE MONEY STORE INC.
                         ANNUAL MEETING OF STOCKHOLDERS                              4    1.Approval of the Agreement and
                                  JUNE 26, 1998                                      0    Plan of Merger, dated as of March
                                  COMMON STOCK                                       1    4, 1998 (the "Merger Agreement"),
                                                                                     K    among TMSI, First Union
  The undersigned hereby appoints Michael Benoff, Morton Dear and Harry Puglisi,          Corporation, First Union National
or a majority of those present and acting, or if only one is present, then that           Bank and First Union New Jersey,
one, proxies, with full power of substitution, to vote all shares of common               Inc.
stock of The Money Store Inc. ("TMSI") which the undersigned is entitled to vote
at the Annual Meeting of Stockholders to be held at The Hilton at Short Hills,             [ ] For [ ] Against [ ] Abstain
41 John F. Kennedy Parkway, Short Hills, New Jersey, on June 26, 1998, at 9:00
a.m., and at any and all adjournments or postponements thereof ("Annual
Meeting"), as follows:

                                                                                         2.Election of Class A Directors of
                                                                                           TMSI (except as marked to the
                                                                                           contrary):

                                                                                           ALEXANDER C. SCHWARTZ, JR.,
                                                                                           WILLIAM S. TEMPLETON AND ANTHONY
                                                                                           L. WATSON



                                                                                           [ ] For [ ] Withhold [ ] For All
                                                                                           Except


                                                                                           INSTRUCTION:TO WITHHOLD AUTHORITY
                                                                                           TO VOTE FOR ALL NOMINEES, MARK THE
                                                                                           "WITHHOLD" BOX. TO WITHHOLD
                                                                                           AUTHORITY TO VOTE FOR ANY
                                                                                           INDIVIDUAL NOMINEES, MARK THE "FOR
                                                                                           ALL EXCEPT" BOX AND WRITE SUCH
                                                                                           NOMINEES' NAMES IN THE SPACE
                                                                                           PROVIDED BELOW.
                                                                                           ---------------------------------------


                                                                                           CUMULATE VOTE

                                                                                               [  ]


                                                                                           YOU MAY CHECK THE BOX TO THE RIGHT
                                                                                           TO INDICATE YOUR DESIRE TO
                                                                                           CUMULATE VOTES. IF YOU CHECK SUCH
                                                                                           BOX, PLEASE LIST BELOW THE NAMES
                                                                                           OF THOSE NOMINEES FOR WHOM YOU
                                                                                           WISH TO VOTE, INDICATING OPPOSITE
                                                                                           EACH NAME THE PERCENTAGE OF YOUR
                                                                                           TOTAL VOTES TO BE VOTED FOR THAT
                                                                                           PERSON.
                                                                                           ------------------------------------


                                      ----------------------------------------             THIS PROXY IS SOLICITED BY THE
Please be sure to sign and date       Date                                                 BOARD OF DIRECTORS OF TMSI. THE
this Proxy in the space provided                                                           BOARD OF DIRECTORS RECOMMENDS A
                                                                                           VOTE "FOR" THE ABOVE PROPOSALS.
------------------------------------------------------------------------------
                                                                                           THIS PROXY WILL BE VOTED AS
                                                                                           DIRECTED, BUT IF NO INSTRUCTIONS
                                                                                           ARE SPECIFIED, THIS PROXY WILL BE
                                                                                           VOTED FOR THE ABOVE PROPOSALS. IF
Stockholder sign above                      Co-holder (if any) sign above                  ANY OTHER MATTERS ARE VOTED ON AT
---------------------------------------------------------------------------                THE ANNUAL MEETING BY THE HOLDERS
                                                                                           OF TMSI COMMON STOCK, THIS PROXY
                                                                                           WILL BE VOTED BY THE PROXYHOLDERS
                                                                                           ON SUCH MATTERS IN THEIR SOLE
                                                                                           DISCRETION.

- - - - - - - - - - - -  - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                         DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                     THE MONEY STORE INC.

    By signing the above proxy, the above stockholder acknowledges receipt of the TMSI 1997 Annual Report and the combined
Notice of Annual Meeting of Stockholders and Proxy Statement/Prospectus with respect to the Annual Meeting.
    Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     PLEASE ACT PROMPTLY
                                            SIGN, DATE & MAIL YOUR PROXY CARD TODAY



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